Exhibit 12.2

CERTIFICATION PURSUANT TO SECTION 302(a) OF THE SARBANES-OXLEY

ACT OF 2002

I, Graham P. Shuttleworth, certify that:

1.	I have reviewed this annual report on Form 20-F of Randgold Resources Limited; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: August 31, 2012

/s/ Graham P. Shuttleworth

Graham P. Shuttleworth Chief Financial Officer